UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2018

WMIH Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14667	91-1653725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FIFTH AVENUE PLAZA 800 FIFTH AVENUE, SUITE 4100 SEATTLE, WASHINGTON		98104
(Address of Principal Executive Offices)		(Zip Code)

(206) 922-2957

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 4 to Transition Services Agreement

On January 31, 2018, WMIH Corp. (the “Company”) and WMI Liquidating Trust (the “Trust”) entered into an Amendment No. 4 (the “Amendment”) to the Transition Services Agreement entered into by and between the Company (formerly WMI Holdings Corp.) and the Trust on March 22, 2012 (as amended by Amendment No. 1 to the Transition Services Agreement, dated September 24, 2012; Amendment No. 2 to the Transition Services Agreement, dated December 11, 2014; and Amendment No. 3 to the Transition Services Agreement, dated November 18, 2016 (the “TSA”)). The Amendment updates the services provided by the Trust to the Company under the TSA and the rates charged for these services.  The Amendment extends the current 3.5% annual increase in hourly rates and related overhead charged by the Trust through 2021 and increases the allocation of shared overhead expense for IT maintenance and support resulting in an increase of $1,525.26 per month to account for the increased usage of this service by the Company and the cost of services charged by third-party vendors.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Number	Exhibit

10.1	Amendment No. 4 to the Transition Services Agreement, dated as of January 31, 2018, entered into by and between WMIH Corp. and WMI Liquidating Trust.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2016 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: February 1, 2018	By:	/s/ Timothy F. Jaeger
Name: Timothy F. Jaeger
Title: Interim Chief Financial Officer